Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”), dated as of April 27, 2026, is made by SCIENTURE, LLC, a Delaware limited liability company (“Guarantor”), in favor of STREETERVILLE CAPITAL, LLC, a Utah limited liability company (the “Secured Party”).

A.	Scienture Holdings, Inc., a Delaware corporation and parent company of Guarantor (“Debtor”), issued to Secured Party: (i) that certain Secured Promissory Note A-1 of even date herewith in the original principal amount of $8,420,000.00 (the “A-1 Note”); and (ii) that certain Secured Promissory Note B of even date herewith in the original principal amount of $3,000,000.00 (the “B Note”, and together with the A-1 Note and any other notes that may be issued pursuant to exchanges of the B Note, the “Notes”).

B.	In order to induce Secured Party to purchase the Notes, Guarantor has agreed to enter into that certain Guaranty of even date herewith by and between Guarantor and Secured Party (the “Guaranty”) and that certain Security Agreement of even date herewith by and between Guarantor and Secured Party (the “Security Agreement”) and to grant Secured Party a security interest in certain “Collateral” as defined in the Security Agreement.

C.	Under the terms of the Security Agreement, Guarantor has granted to Secured Party a security interest in, among other property, certain intellectual property of Guarantor, and has agreed to execute and deliver this IP Security Agreement for recording with governmental authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Security. Guarantor hereby pledges and grants to Secured Party a security interest in and to all of the right, title, and interest of such Guarantor in, to, and under the following (the “IP Collateral”):

(a) the patents, patent applications and trademarks set forth on Schedule 1 hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions, and reexaminations thereof, and amendments thereto;

(b) all rights of any kind whatsoever of Guarantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

(d) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2. Recordation. Guarantor authorizes the Commissioner for Patents and the Commissioner for Trademarks in the United States Patent and Trademark Office and the officials of corresponding entities or agencies in any applicable jurisdictions to record and register this IP Security Agreement upon request by Secured Party.

3. Loan Documents. This IP Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, the Purchase Agreement, and the Notes, which are hereby incorporated by reference. The provisions of the Security Agreement, the Purchase Agreement, and the Notes shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Secured Party with respect to the IP Collateral are as provided by the Security Agreement, the Purchase Agreement, and the Notes, and related documents, and nothing in this IP Security Agreement shall be deemed to limit such rights and remedies.

4. General Representations and Warranties. In addition to those representations and warranties made in the Security Agreement, Guarantor hereby represents and warrants to Secured Party that:

(a) Guarantor owns, has independently developed, and has the valid right to encumber use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all IP Collateral.

(b) The IP Collateral does not infringe, whether indirectly (e.g., contributorily or by induced infringement) or directly, upon any copyright, trademark, trade dress, trade secret or patent or other proprietary or intellectual property right of any third party in the United States or in any country or jurisdiction worldwide, and that no third party in the United States or in any country or jurisdiction worldwide has made any infringement or misappropriation claims against Guarantor regarding the IP Collateral.

(c) The IP Collateral is free and clear of any liens or other encumbrances.

(d) Unless otherwise specified in Schedule 1, all applications and registrations related to the IP Collateral are valid, enforceable, subsisting, and have not expired, been revoked or cancelled for failure to prosecute, and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Guarantor.

(e) Guarantor has not assigned any right, title or interest in the IP Collateral to any third party.

(f) There is no pending or, to Guarantor’s knowledge, threatened claim or litigation contesting the validity or ownership of the IP Collateral. There is no legitimate basis for any such claim, nor has Guarantor received any notice asserting that any IP Collateral or the proposed encumbrance, use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor is there any legitimate basis for any such assertion.

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(g) Guarantor represents and warrants to Secured Party that Schedule 1 attached hereto is a true, complete and accurate list of all patents, patent applications, trademarks and trademark applications owned by Guarantor.

5. Execution in Counterparts. This IP Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this IP Security Agreement by electronic signature shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

6. Successors and Assigns. This IP Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7. Governing Law; Arbitration. This IP Security Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this IP Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Utah, without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction), and will be subject to the Arbitration Provisions (as defined in the Purchase Agreement) attached as an exhibit to the Purchase Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SCIENTURE, LLC

By:	/s/ Shankar Hariharan
Shankar Hariharan, Executive Chairman and Co-CEO

Address for Notices:

20 Austin Blvd.
Commack, New York 11725

AGREED TO AND ACCEPTED:

STREETERVILLE CAPITAL, LLC

By:	/s/ John M. Fife
John M. Fife, President

Address for Notices:

297 Auto Mall Drive #4
St. George, Utah 84770

[Signature Page for Intellectual Property Security Agreement]

SCHEDULE 1

PATENTS

Patents

Title	Patent No.	Issue Date	Record Owner
Losartan liquid formulations and methods of use	US-11890273-B2	2/6/2024	Scienture, LLC (f/k/a Scienture, Inc.)

Losartan liquid formulations and methods of use	US-12156869-B2	12/3/2024	Scienture, LLC (f/k/a Scienture, Inc.)

Patent Applications

Title	Application/ Publication Number	Filing Date	Record Owner
Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	*PCT/US2020/066482 / WO 2021/133744A1	12/21/2020	Scienture, Inc.

Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	*JP2022-530190 /2023-507890	5/23/2022	Scienture, Inc.

Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	*EP20905918.7 / EP4004138A1	2/25/2022	Scienture, Inc.

Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	US-20230043204-A1	12/21/2020	Scienture, LLC (f/k/a Scienture, Inc.)

Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	*US 62/952,925	12/23/2019	Scienture, Inc.

Losartan liquid formulations and methods of use	US-20240293371-A9	12/5/2022	Scienture, LLC (f/k/a Scienture, Inc.)

Losartan liquid formulations and methods of use	*US 63/089,950	10/9/2020	Scienture, LLC (f/k/a Scienture, Inc.)

Long-acting apomorphine formulations and injectors for therapeutic delivery of the same	U.S. 17/995,888 *US-2023037010-A1	4/12/2021	Scienture, Inc.

Long-acting bupivacaine microsphere formulations	*US 63/013,736	4/22/2020	Scienture, Inc.

Long-acting bupivacaine microsphere formulations	U.S. 17/996,995 / US-20240033221-A1	4/22/2021	Scienture, LLC (f/k/a Scienture, Inc.)

Losartan liquid formulations and methods of use	*PCT/US2021/054054 / WO 2022/076746A1	10/7/2021	Scienture, Inc.

Losartan liquid formulations and methods of use	*63/089,950	10/9/2020	Scienture, LLC (f/k/a Scienture, Inc.)

Losartan liquid formulations and methods of use	19/080,602 US-2025-0319070-A1	3/14/25	Scienture, LLC (f/k/a Scienture, Inc.)

Dihydroergotamine mesylate formulations and pre-filled injectors for therapeutic delivery of the same	*CA 3151950	2/18/2022	Scienture, LLC (f/k/a Scienture, Inc.)

Long-acting apomorphine formulations and injectors for therapeutic delivery of the same	*PCT/US2021/026904 / WO 2021/207737A1	4/12/2021	Scienture, Inc. and Innocore Technologies B.V.

Long-acting apomorphine formulations and injectors for therapeutic delivery of the same	*JP2023-505811 / JP2023-522134	10/11/2022	Scienture, Inc. and Innocore Technologies B.V.

Long-acting apomorphine formulations and injectors for therapeutic delivery of the same	*EP 21785544.4 / EP 4132475A2	4/12/2021	Scienture, Inc. and Innocore Technologies Holding B.V.

Long-acting apomorphine formulations and injectors for therapeutic delivery of the same	*CA 3179866	4/12/2021	Scienture, LLC (f/k/a Scienture, Inc.) and Innocore Technologies B.V.

Long-acting bupivacaine microsphere formulations	*PCT/US2021/028718 / WO 2021/216928	4/22/2021	Scienture, LLC (f/k/a Scienture, Inc.) and Innocore Technologies B.V.

Long-acting bupivacaine microsphere formulations	CA 3180971	4/22/2021	Scienture, LLC (f/k/a Scienture, Inc.)

Long-acting bupivacaine microsphere formulations	EP21793476.9	4/22/2021	Scienture, LLC (f/k/a Scienture, Inc.) and Innocore Technologies B.V.

Long-acting bupivacaine microsphere formulations	*JP2022-564247 / JP2023-522987	10/21/2022	Scienture, Inc. and Innocore Technologies B.V.

Long-acting bupivacaine microsphere formulations	*JP2024-068119 / JP2024-091835	4/19/2024	Scienture, Inc. and Innocore Technologies B.V.

*Application expired or intentionally abandoned, or instructions sent to abandon application

Trademarks

Title	Trademark No.	Registration Date	Record Owner
SCIENTURE PRIORITIZING PATIENTS. IMPROVING OUTCOMES	88873539	1/11/2022	Scienture, LLC (f/k/a Scienture, Inc.)

ARBLI	97721921	2/24/2026	Scienture, LLC (f/k/a Scienture, Inc.)

TRULFO	Abandoned	Abandoned	SCIENTURE, LLC (F/K/A SCIENTURE, INC.)